                                                                    EXHIBIT 99.1

Financial Statements
Sage Online, Inc.
December 31, 1999

                               Sage Online, Inc.

                             Financial Statements

                               December 31, 1999



                                   Contents

Report of Independent Auditors............................................   1
Balance Sheet.............................................................   2
Statement of Operations...................................................   3
Statement of Stockholders' Deficiency.....................................   4
Statement of Cash Flows...................................................   5
Notes to Financial Statements.............................................   6

                        Report of Independent Auditors

The Board of Directors and Stockholders
Sage Online, Inc.

We have audited the accompanying balance sheet of Sage Online, Inc. as of December 31, 1999, and the related statements of operations, stockholders' deficiency and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sage Online, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLC
New York, New York
May 4, 2000

                                Sage Online, Inc.

                                  Balance Sheet

                                December 31, 1999

Assets
Current assets:
   Cash and cash equivalents                                                                $    84,202
   Accounts receivable                                                                           49,584
   Prepaid expenses and other current assets                                                      1,895
                                                                                        ---------------
Total current assets                                                                            135,681

Property and equipment, net                                                                      39,126
                                                                                        ---------------
                                                                                            $   174,807
                                                                                        ===============

Liabilities and stockholders' deficiency
Current liabilities:
   Note payable                                                                             $   124,002
   Accounts payable                                                                              22,404
   Accrued expenses                                                                              70,179
   Deferred revenue                                                                              74,200
                                                                                        ---------------
Total current liabilities                                                                       290,785

Commitments and contingencies

Stockholders' deficiency:
   Common Stock, par value $.01 per share; 2,000,000 shares authorized,
     900,000 shares issued and outstanding                                                        9,000
   Additional paid-in capital                                                                   564,649
   Accumulated deficit                                                                         (689,627)
                                                                                        ---------------
Total stockholders' deficiency                                                                 (115,978)
                                                                                        ---------------
                                                                                            $   174,807
                                                                                        ===============

See accompanying notes.

                                Sage Online, Inc.

                             Statement of Operations

                          Year ended December 31, 1999



Revenues                                             $    745,763

Operating expenses:
   Cost of services                                       969,523
   Selling, general and administrative                    245,814
                                                     ------------
Operating loss                                           (469,574)

Interest expense                                           18,338
                                                     ------------
Net loss                                                $(487,912)
                                                     ============

See accompanying notes.

                               Sage Online, Inc

                     Statement of Stockholders' Deficiency

                         Year ended December 31, 1999


                                              Additional
                                     Common    Paid-in     Accumulated
                                      Stock    Capital        Deficit    Total
                                     ---------------------------------------------
Balance at December 31, 1998         $9,000    $229,530   $(201,715)    $  36,815
  Contribution from affiliate                   312,091                   312,091
  Contributions from stockholders                23,028                    23,028
  Net loss                                                 (487,912)     (487,912)
                                     ---------------------------------------------
Balance at December 31, 1999         $9,000    $564,649   $(689,627)    $(115,978)
                                     ============================================

See accompanying notes.

                                Sage Online, Inc.

                             Statement of Cash Flows

                          Year ended December 31, 1999

Operating activities
Net loss                                                                                      $(487,912)
Adjustments to reconcile net loss to net cash used in operating activities:
   Depreciation                                                                                  10,341
   Non-cash interest expense                                                                     18,338
   Changes in assets and liabilities:
    Accounts receivable                                                                         134,649
    Prepaid expenses and other current assets                                                     2,244
    Accounts payable                                                                                478
    Accrued expenses                                                                            (57,134)
    Deferred revenue                                                                             64,200
                                                                                        -------------------
Net cash used in operating activities                                                          (314,796)
                                                                                        -------------------

Investing activities
Equipment purchases                                                                              (4,595)
                                                                                        -------------------
Net cash used in investing activities                                                            (4,595)
                                                                                        -------------------

Financing activities
Principal payments on note payable                                                              (11,787)
Contribution from stockholders                                                                   23,028
Contribution from affiliate                                                                     312,091
                                                                                        -------------------
Net cash provided by financing activities                                                       323,332
                                                                                        -------------------

Net increase in cash and cash equivalents                                                         3,941
Cash and cash equivalents, beginning of year                                                     80,261
                                                                                        -------------------
Cash and cash equivalents, end of year                                                      $    84,202
                                                                                        ===================

See accompanying notes.

                               Sage Online, Inc.

                         Notes to Financial Statements

                               December 31, 1999

1.  Organization

Sage Online, Inc. (the "Company") is an online provider of live events and interactive community for personal finance, including mutual fund and equity content, chat rooms, forums and message boards.

2.  Summary of Significant Accounting Policies

Cash and Cash Equivalents

Cash equivalents include all highly-liquid investments with maturities of three months or less when purchased.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is provided over the estimated useful lives of the respective assets using the straight-line method, ranging from five to seven years.

Income Taxes

The Company uses the liability method to account for income taxes. Deferred taxes are recorded based upon differences between the financial statement and tax basis of assets and liabilities.

Advertising

The Company expenses the costs of advertising as incurred. Advertising expense for the year ended December 31, 1999 was approximately $28,400.

Revenue Recognition

Revenues from marketing service agreements are recognized in equal installments over the term of the agreement. Non-marketing service revenues from book sales and advertising are recognized upon sale.

                               Sage Online, Inc.

2.  Summary of Significant Accounting Policies (continued)

Deferred Revenue

Deferred revenue represents the unamortized portion of marketing services received in advance.

Stock-Based Compensation

As permitted by FASB Statement No. 123, Accounting for Stock-Based Compensation ("Statement 123"), the Company has elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25") and related interpretations in accounting for its employee stock-based compensation. Under APB 25, no compensation expense is recognized at the time of option grant if the exercise price of the employee stock option is fixed and equals or exceeds the fair market value of the underlying common stock on the date of grant, and the number of shares to be issued pursuant to the exercise of such option are known and fixed at the grant date. The Company accounts for non-employee stock-based compensation in accordance with Statement 123.

Start-Up Activities

In 1999, the Company adopted Statement of Position 98-5, Reporting on the Cost of Start-Up Activities, which requires costs of start-up activities to be expensed as incurred. This statement had no effect on the Company's financial position or results of operations because the Company expensed such costs as incurred in 1999.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, accounts payable and note payable approximate their fair values.

                               Sage Online, Inc.

3.  Property and Equipment

Property and equipment at December 31, 1999 consists of the following:

          Furniture and fixtures             $    3,698
          Equipment                              53,390
                                             -----------
                                                 57,088
          Less accumulated depreciation          17,962
                                             -----------
                                             $   39,126
                                             ===========

4.  Note Payable

On December 1, 1997, the Company entered into a loan agreement with a financial institution to fund its working capital. Under the terms of the agreement, the Company could borrow a maximum of $100,000 by November 30, 1998. The Company is required to make quarterly payments based upon 3% of the Company's revenues. The loan is required to be repaid by July 1, 2004, and maximum repayment amount is limited to three times the funds borrowed. As of December 31, 1999, the note payable of $124,002 is comprised of net drawdowns of $73,376 and an accretion of interest of $50,626, as defined in the agreement. The Company incurred interest expense of $18,354 during the year ended December 31, 1999. The loan is secured by first security lien in the Company's technology. This note was repaid subsequent to year-end.

5.  Income Taxes

Deferred income taxes are determined using the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilties (i.e. temporary differences) and are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. No deferred tax asset or liability exists at December 31, 1999 or 1998.

The Company has elected to be treated under Subchapter S of the Internal Revenue Code for federal and state purposes. Accordingly, no provision is made for federal or state taxes.

6.  Common Stock

The Company's Board of Directors approved a one-thousand-to-one stock split on May 27, 1999.

                               Sage Online, Inc.

7.  Stock Options

Effective May 27, 1999, the Company adopted the 1999 Stock Incentive Plan (the "1999 Plan"), which authorizes the grant of options to purchase common stock of the Company. Under the 1999 Plan, incentive stock options and non-qualified stock options for an aggregate maximum of 100,000 shares of common stock are available for grant, of which none remain available for grant at December 31, 1999.

The exercise price of all incentive stock options granted under the 1999 Plan must be at least equal to the fair market value of the shares on the date of grant. Options granted pursuant to the 1999 Plan will have terms not to exceed 10 years and become exercisable over a vesting period as specified in such options. The Board of Directors may accelerate the exercisability of any or all outstanding options at any time, for any reason. The 1999 Plan will terminate no later than 2008. Options granted under the plan are nontransferable, other than by will or by the laws of descent and distributions, and may be exercised during the optionee's lifetime, only by the optionee.

The 1999 Plan provides for an adjustment of the number of shares exercisable in the event of a merger, consolidation, recapitalization, change in control, stock split, stock dividend, combination of shares or other similar changes.

The holders of options are required to enter into agreements with the Company that place certain restrictions upon their ability to sell or otherwise transfer such shares. In the event of termination of employment of the option holder by the Company, the Company can repurchase all of the shares or options held by such individuals, generally for an amount equal to the fair value of such shares or the excess of the fair value of such options over their exercise price. In the event of termination of employment, no further installments of the option holder's options shall become exercisable, and the options shall terminate after the passage of 90 days from the date of termination.

The following table summarizes the activity under the 1999 Plan relating to the incentive stock options:


                                              Number of Shares                     Exercise Price
                                                 Outstanding      Exercisable        of Options
                                              --------------------------------------------------------
Outstanding at December 31, 1998                            -             -              $    -
  Granted                                             100,000             -               10.00
  Canceled                                                  -             -                   -
                                              --------------------------------------------------------
Outstanding at December 31, 1999                      100,000             -              $10.00
                                              ========================================================

                               Sage Online, Inc.

7.  Stock Options (continued)

The weighted-average fair value of options granted during 1999 was $2.51, and the weighted-average remaining contractual life of options outstanding at December 31, 1999 was 9.42 years.

Pro forma information regarding compensation expense and net income is required by Statement 123 and has been determined as if the Company had been accounting for its employee stock options under the fair value method of that statement. The fair value of these options was estimated at the date of grant using the minimum value method for non-public companies permitted by Statement 123 with the following assumptions for 1999: weighted-average risk-free rate was 5.78%, an expected dividend yield of zero and a weighted-average expected life of such options of 5 years.

Option valuation methods require the input of highly subjective assumptions including the expected life of the option. Because the Company's employee stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimates, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

For the purpose of pro forma disclosures, the estimated fair value of the options granted is amortized to expense over the option's vesting periods. On a pro forma basis, the Company's net loss for the year ended December 31, 1999 would have been approximately $525,000. These amounts may not be indicative of the pro forma effect of Statement 123 for future periods in which options may be granted.

8.  Commitments and Contingencies

Leases

The Company has a lease agreement for its office space. Minimum future lease payments due by fiscal year are as follows as of December 31, 1999:

          Fiscal year
             2000                            $26,156
             2001                             26,156
             2002                              8,719
                                             --------
                                             $61,031
                                             ========

                               Sage Online, Inc.

8.  Commitments and Contingencies (continued)

Rent expense under operating leases was approximately $26,000 for the year ended December 31, 1999.

9.  Concentrations of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit consist principally of cash investments and accounts receivables. The Company places its cash with major financial institutions. With respect to accounts receivable, the Company performs ongoing credit evaluations of its customers' financial condition and does not require collateral.

During fiscal 1999, the Company was economically dependent on one customer for the majority of its revenue. Such customer represented approximately 41% of the Company's revenues for the year ended December 31, 1999.

10. Related-Party Transactions

During 1999, the three stockholders contributed $23,028 to finance the Company's working capital.

During 1999, an affiliate of the Company through common ownership contributed $162,091 to finance the Company's working capital and $150,000 to pay for the officers and stockholders salaries.

11. Subsequent Events

On March 13, 2000, the stockholders entered into an agreement to merge the Company with Multex.com ("Multex"), a leading financial e-marketplace provider. Under the terms of the agreement, Multex will, among other things, acquire for cash and common stock, 100% of the stock of the Company. The merger was effective March 20, 2000, subsequently the Company became a wholly-owned subsidiary of Multex.